UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2006
VISTACARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50118	06-1521534
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona		85251

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 648-4545
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Item 2.02. Results of Operations and Financial Condition.
On August 8, 2006, VistaCare, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report. On the same date, VistaCare, Inc. issued a press release including unaudited financial information for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.2 to this report.
On August 8, 2006, the Company held a conference call discussing its financial results for the quarter ended June 30, 2006. A transcript of the conference call is furnished as Exhibit 99.3 to this report. The transcript includes references to the financial measure “EBITDA”, which measurement may be deemed a “non-GAAP financial measure” under rules of the Securities and Exchange Commission, including Regulation G. The Company defines EBITDA as earnings before interest expense, income taxes, depreciation and amortization. For the quarter ended June 30, 2006, the Company calculated EBITDA to be equal to net patient revenue minus patient care expenses minus sales, general and administrative expenses, as follows:

Three Months
Ended June 30,
2006
(in thousands)
Net patient revenue	$59,914

Patient care expenses	(38,215)

Sales, general and administrative expenses	(20,623)

EBITDA	$1,076

In accordance with general instruction B.2 to Form 8-K, information in this Item 2.02 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

Exhibits:

99.1	Press release of VistaCare, Inc., dated August 8, 2006.

99.2	Press release of VistaCare, Inc., dated August 8, 2006.

99.3	Transcript of VistaCare’s conference call held on August 8, 2006 discussing its financial results for the quarter ended June 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.

Date: August 11, 2006	By:	/s/ Stephen Lewis

	Name:	Stephen Lewis
	Title:	Secretary

EXHIBIT INDEX
99.1	Press release of VistaCare, Inc., dated August 8, 2006.

99.2	Press release of VistaCare, Inc., dated August 8, 2006.

99.3	Transcript of VistaCare’s conference call held on August 8, 2006 discussing its financial results for the quarter ended June 30, 2006.